UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2007

Harris Interactive Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Corporate Woods, Rochester , New York	14623

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	585-272-8400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition.
On August 24, 2007, Harris Interactive Inc. (the “Company”) conducted a conference call at approximately 8:00 a.m., Eastern Time, to review the Company’s financial results for the fiscal quarter and year ended June 30, 2007. Additionally, the Company’s management addressed plans for the fiscal year ending June 30, 2008 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Certain non-GAAP financial measures, EBITDA and Adjusted EBITDA, are referenced in the transcript attached as Exhibit 99.2. Following is a reconciliation of those non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with GAAP, GAAP Net Income.
Reconciliation of GAAP Income to EBITDA and Adjusted EBITDA

	Q4FY07	Q4FY06	FY07	FY06

GAAP Net Income	$3,363	$3,333	$9,076	$9,460
Income from discontinued operations, net of tax	(49)	(136)	(122)	(260)
Net interest income	(193)	(666)	(1,956)	(1,514)
Provision for income taxes	1,048	1,467	5,319	6,205
Depreciation and amortization	1,864	1,782	6,783	7,212

EBITDA	$6,033	$5,780	$19,100	$21,103
Stock Based Compensation*	938	1,119	3,787	3,141

Adjusted EBITDA	$6,971	$6,899	$22,887	$24,244

*	Stock-based compensation expense represents the cost of stock-based compensation awarded by the Company to its employees under Statement of Financial Accounting Standards No. 123(R), “Share-Based Payments” (“SFAS No. 123(R)”).
Management believes that presentation of the above non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations because:
•	The Company has recently made and may continue to make acquisitions with respect to which it will incur interest and amortization costs that will affect near-term operating income. EBITDA calculations help investors to more closely measure and compare growth of income based on operations. In addition, investors may more easily track trend lines since the time the Company became a public reporting company.

•	The Company has recently acquired, and may continue to acquire, privately held companies that do not account for stock based compensation under SFAS No. 123(R). Adjusted EBITDA allows investors to track profitability trends on a more consistent basis before and after such acquisitions.
Management also expects to use GAAP and Adjusted GAAP measures in connection with lender financial covenants, and also performance-based restricted stock, in the near future.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.2      Transcript of conference call held by management of Harris Interactive Inc. on August 24, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harris Interactive Inc.
August 30, 2007	By:	/s/ Ronald E. Salluzzo

Name: Ronald E. Salluzzo
Title: Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.2	Transcript of conference call held by management of Harris Interactive Inc. on August 24, 2007

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